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                                UBS MUTUAL FUNDS
                             PROSPECTUS SUPPLEMENT

       Supplement to the Prospectuses of the Funds listed on reverse side

                                                                    July 1, 2002

Dear Investor,

    The purpose of this supplement is to notify you of the following change relating to exchanging shares of the UBS Mutual Funds listed on the reverse side. In the "Managing Your Fund Account" section under the heading "Exchanging Shares," the first paragraph is replaced with the following:

    - You may exchange Class A, Class B or Class C shares of the fund for shares of the same class of most other Family Funds (except that you may not exchange shares into the GAM Money Market Account and Class B shares of the fund are not exchangeable with Class B shares of any of the GAM funds). You may not exchange Class Y shares.

                                                                   Item # ZS-152
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This supplement applies to the following Funds:

UBS Tactical Allocation Fund
UBS Enhanced S&P 500 Fund
UBS Enhanced Nasdaq-100 Fund
UBS Financial Services Fund
UBS S&P 500 Index Fund
UBS Strategy Fund

UBS PACE Government Securities Fixed Income Investments
UBS PACE Intermediate Fixed Income Investments
UBS PACE Strategic Fixed Income Investments
UBS PACE Municipal Fixed Income Investments
UBS PACE Global Fixed Income Investments
UBS PACE Large Co Value Equity Investments
UBS PACE Large Co Growth Equity Investments
UBS PACE Small/Medium Co Value Equity Investments
UBS PACE Small/Medium Co Growth Equity Investments
UBS PACE International Equity Investments
UBS PACE International Emerging Markets Equity Investments